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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) June 20, 1997




                            Stratosphere Corporation
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



             1-12030                               88-0292318
      (Commission File Number)                (IRS Employer Identification No.)



2000 Las Vegas Boulevard, Las Vegas, Nevada                 89104
 (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code (702) 385-7727


                                 Not Applicable
         (Former name or former address, if changed since last report)



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ITEM 5.      OTHER EVENTS.

     The Company's press release dated Friday, June 20, 1997, filed as Exhibit
99.1 to this Current Report on Form 8-K, is incorporated herein by reference.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.

99.1         Press Release dated June 20, 1997


99.2 Amended and Restated Investment and Reorganization Agreement among Stratosphere Corporation, Stratosphere Gaming Corp. and Grand Casinos, Inc. dated as of June 20, 1997.

99.3         Stratosphere Corporation's First Amended Plan of Reorganization



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     STRATOSPHERE CORPORATION


Date: June 24, 1997                  By: /s/ Thomas Lettero
                                        ---------------------------
                                     Name:  Thomas Lettero
                                     Title: Chief Financial Officer